Federated Hermes Emerging Markets Equity Fund
Portfolio of Investments
February 28, 2026 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—95.2%
		Argentina—3.1%
993	[1]	Mercadolibre, Inc.	$ 1,745,277
		Brazil—4.0%
31,849	[1]	Itau Unibanco Holding SA, ADR	288,233
110,072	[1]	NU Holdings Ltd./Cayman Islands	1,648,879
17,332		Vale SA, ADR	297,764
		TOTAL	2,234,876
		Chile—0.5%
52,274		Embotelladora Andina S.A.	251,870
		China—24.4%
144,719		Alibaba Group Holding Ltd.	2,613,838
21,620	[1]	Bilibili, Inc.	606,116
443,000		China Construction Bank Corp.	451,945
74,000		China Merchants Bank Co. Ltd.	461,480
17,660		Contemporary Amperex Technology Co. Ltd.	880,212
97,400		KE Holdings, Inc.	540,037
126,000		Kuaishou Technology	1,008,480
10,935		NAURA Technology Group Co. Ltd.	750,980
24,100		Ningbo Tuopu Group Co. Ltd.	238,091
51,500		Ping An Insurance (Group) Co. of China Ltd.	449,691
44,264		Tencent Holdings Ltd.	2,910,493
464,022		Zijin Mining Group Co. Ltd.	2,699,854
		TOTAL	13,611,217
		Egypt—0.8%
159,140		Commercial International Bank Egypt	443,070
		Georgia—0.6%
5,110		TBC Bank Group PLC	331,076
		Hong Kong—1.2%
21,939	[1]	Zijin Gold International Company Ltd.	651,643
		India—6.5%
22,170		DLF Ltd.	147,878
16,828		HDFC Bank Ltd., ADR	535,972
85,719		Max Healthcare Institute Ltd.	1,031,525
55,600	[1]	PB Fintech Ltd.	906,161
23,222		Reliance Industries Ltd.	356,897
82,623		Varun Beverages Ltd.	409,686
39,369	[1]	Zinka Logistics Solutions Ltd.	253,425
		TOTAL	3,641,544
		Kazakhstan—0.7%
4,983		NAC Kazatomprom JSC, GDR	409,507
		Malaysia—1.1%
609,400		Frontken Corp. Bhd	587,496
		Mexico—0.5%
4,550	[1]	Vista Oil & Gas, SAB de CV, ADR	262,717
		Peru—0.9%
2,307		Southern Copper Corp.	503,618

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Poland—0.7%
15,782		Powszechna Kasa Oszczednosci Bank Polski SA	$ 408,782
		Singapore—1.0%
135,448	[1]	Grab Holdings Ltd.	571,591
		South Africa—5.0%
5,652		Capitec Bank Holdings Ltd.	1,684,176
18,754		Gold Fields Ltd., ADR	1,103,485
		TOTAL	2,787,661
		South Korea—20.8%
3,395		APR Corp./Korea	737,081
843		Hanwha Aerospace Co. Ltd.	699,885
8,336		Korea Aerospace Industries Ltd.	1,110,667
249	[1]	Samsung Biologics Co. Ltd.	307,397
3,072		Samsung Electro-Mechanics Co. Ltd.	953,791
24,052		Samsung Electronics Co. Ltd.	3,613,486
5,729		SK Hynix, Inc.	4,201,086
		TOTAL	11,623,393
		Taiwan—21.1%
30,000		Ase Technology Holding Co. Ltd.	359,380
5,274		ASPEED Technology, Inc.	1,620,916
25,704		MediaTek, Inc.	1,572,702
131,385		Taiwan Semiconductor Manufacturing Co. Ltd	8,255,701
		TOTAL	11,808,699
		Thailand—0.5%
541	[1]	Fabrinet	295,186
		Turkey—0.7%
52,810		Aselsan Elektronik Sanayi Ve Ticaret A.S.	387,141
		United Arab Emirates—1.1%
421,134		ADNOC Drilling Co. PJSC	586,884
		TOTAL COMMON STOCKS (IDENTIFIED COST $23,411,903)	53,143,248
		EXCHANGE-TRADED FUND—0.4%
		China—0.4%
129,300		ChinaAMC Hang Seng Biotech ETF (IDENTIFIED COST $236,584)	250,911
		INVESTMENT COMPANY—5.0%
2,807,787		Federated Hermes Government Obligations Fund, Premier Shares, 3.59%[2] (IDENTIFIED COST $2,807,786)	2,807,787
		TOTAL INVESTMENT IN SECURITIES—100.6% (IDENTIFIED COST $26,456,273)	56,201,946
		OTHER ASSETS AND LIABILITIES - NET—(0.6%)[3]	(359,379)
		NET ASSETS—100%	$55,842,567

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended February 28, 2026, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares*
Value as of 5/31/2025	$2,045,226
Purchases at Cost	$10,493,034
Proceeds from Sales	$(9,730,473)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 2/28/2026	$2,807,787
Shares Held as of 2/28/2026	2,807,787
Dividend Income	$45,442

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	7-day net yield.
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of net assets at February 28, 2026.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of February 28, 2026, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$8,647,547	$44,495,701	$—	$53,143,248
Exchange-Traded Fund	—	250,911	—	250,911
Investment Company	2,807,787	—	—	2,807,787
TOTAL SECURITIES	$11,455,334	$44,746,612	$—	$56,201,946

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
GDR	—Global Depositary Receipt
JSC	—Joint Stock Company